UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 North Scottsdale Road, Suite 500 Scottsdale, AZ (Address of principal executive offices)	85254 (Zip Code)

(623) 445-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mr. Roger Penske has informed Universal Technical Institute, Inc. (the “Company”) of his decision to resign from its Board of Directors (the “Board”), effective March 30, 2020. Mr. Penske indicated that his departure did not reflect any disagreement with the Company.
On March 31, 2020, on the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board appointed Mr. George Brochick as a Class II director of the Board, with an appointment to serve until the Company’s 2021 annual meeting of stockholders. The Board has affirmatively determined that Mr. Brochick is independent under the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Concurrently with his appointment as director, Mr. Brochick was also appointed to serve on the Board’s Audit Committee, Nominating and Corporate Governance Committee and its Government Affairs and Public Policy Committee.
Mr. Brochick will participate in all director compensation and benefit programs in which the Company’s other non-employee directors participate, including an annual retainer of $35,000, an annual equity grant under the Company’s 2003 Incentive Compensation Plan valued at approximately $50,000 on the date of grant and any applicable retainers for committee service. Upon joining the Board, Mr. Brochick will receive a pro rata portion of the 2020 annual equity grant and Board and applicable committee retainers. Mr. Brochick will also enter into an indemnification agreement with the Company in the same form its other directors have entered, which is filed as Exhibit 10.7 to the Form 8-K filed by the Company on August 6, 2014.
There are currently no agreements, arrangements or understandings between Mr. Brochick and any other person pursuant to which Mr. Brochick was appointed to serve as a director of the Board. There are currently no transactions in which Mr. Brochick has an interest requiring disclosure under Item 404(a) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended.
On April 1, 2020, the Company issued a press release relating to Mr. Brochick’s appointment. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 1, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

April 1, 2020	By:	/s/ Christopher Kevane

	Name:	Christopher Kevane
	Title:	Senior Vice President and Chief Legal Officer